Trade and other payables	12 Months Ended
Dec. 31, 2017
Subclassifications of assets, liabilities and equities [abstract]
Trade and other payables
Trade and other payables

	2017	2016
Non-current
Payable from acquisition of property, plant and equipment (i)	521	1,042
Other payables	306	385
	827	1,427
Current
Trade payables	82,824	77,325
Advances from customers	6,722	7,758
Amounts due to related parties (Note 31)	628	1,152
Taxes payable	6,462	4,685
Other payables	1,787	1,238
	98,423	92,158
Total trade and other payables	99,250	93,585

(i)	These trades payable are mainly collateralized by property, plant and equipment of the Group.

The fair values of current trade and other payables approximate their respective carrying amounts due to their short-term nature. The fair values of non-current trade and other payables approximate their carrying amounts, as the impact of discounting is not significant.